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                        FIRST EAGLE VARIABLE FUNDS, INC.
           (FORMERLY KNOWN AS FIRST EAGLE SOGEN VARIABLE FUNDS, INC.)

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (212) 698-3000

                       FIRST EAGLE OVERSEAS VARIABLE FUND

                       SUPPLEMENT DATED DECEMBER 31, 2002
                       TO PROSPECTUS DATED APRIL 30, 2002

We wish to inform you of changes relevant to your investment with the Fund. This information supplements, and to the extent inconsistent therewith replaces, the information contained in the Fund's Prospectus dated April 30, 2002.

    Change of Name: Effective December 31, 2002, First Eagle SoGen Variable Funds, Inc. drops the 'SoGen' name to become First Eagle Variable Funds, Inc. The name of the Fund changes to First Eagle Overseas Variable Fund.

    Change of Distributor: Effective December 5, 2002, First Eagle Funds Distributors, a division of ASB Securities, Inc. succeeded Arnhold and S. Bleichroeder, Inc. as the Distributor of the Fund's shares. No change in personnel, services or distribution fees is anticipated as a result of this change.